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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 21, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



       Pennsylvania                     1-7410               25-1233834
(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania              15258
                   (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated July 21, 1998, Mellon Bank Corporation announced second quarter 1998 results of operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated July 21, 1998, announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MELLON BANK CORPORATION



Date:  July 22, 1998          By:  /s/ STEVEN G. ELLIOTT
                                   Steven G. Elliott
                                   Vice Chairman and Chief Financial
                                   Officer
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                                 EXHIBIT INDEX


Number                    Description                    Method of Filing

99.1                      Press Release dated            Filed herewith
                          July 21, 1998